Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Cordia Bancorp Inc. (the “Company”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

April 1, 2013	By:	/s/ Jack Zoeller
Jack Zoeller
President and Chief Executive Officer
(principal executive officer)

By:	/s/ David C. Bushnell
David C. Bushnell
Acting Chief Financial Officer
(principal financial officer)